UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 14, 2008 (March 10, 2008)

CHINA GENGSHENG MINERALS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51527	91-0541437
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

No. 88 Gengsheng Road,
Dayugou Town, Gongyi, Henan,
People's Republic of China 451271
(Address of Principal Executive Offices)

(86) 539-7318818
 Registrant's Telephone Number, Including Area Code:

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

On March 10, 2008, China GengSheng Minerals, Inc. (the "Company") entered into three supply contracts valued at approximately $1.84 million, to supply castables and refractory materials to steel mills based in Ukraine and Kazakhstan. The contracts require that the Company supply the steel mills for a ten-month period, commencing immediately. The Company's press release regarding this event is attached to this current report as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

99.1     Press Release, dated March 14, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA GENGSHENG MINERALS, INC.

Date: March 14, 2008	/s/ Shunqing Zhang
Chief Executive Officer China GengSheng Minerals, Inc.

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated March 14, 2008.